                                                                   EXHIBIT 10.18

                             SECOND LETTER AMENDMENT

                                                     Dated as of January 8, 2004

CITICORP NORTH AMERICA, INC.,
as Administrative Agent
2 Penns Way
Suite 200
New Castle, Delaware 19720

                  RE:      MAGUIRE PROPERTIES, L.P. CREDIT FACILITY

Ladies and Gentlemen:

                  Reference is made to the Credit Agreement dated as of June 27, 2003 by and among Maguire Properties, L.P. (the "BORROWER"); Maguire Properties, Inc. (the "PARENT GUARANTOR") and the subsidiaries of the Borrower listed therein as subsidiary guarantors, or added thereto pursuant to execution of a Guaranty Supplement, as guarantors; Citicorp North America, Inc. ("CNAI"), as administrative agent (the "ADMINISTRATIVE AGENT"); the financial institutions identified therein as lender parties (the "LENDER PARTIES"); CNAI, as collateral agent for the Lender Parties; Wachovia Securities, Inc. ("WSI"), as syndication agent; Bank One, NA, Commerzbank AG and Fleet National Bank, as co-documentation agents; and Bank of the West, as senior managing agent, with Citigroup Global Markets Inc. and WSI, as joint lead arrangers and joint book running managers (as amended by the First Letter Amendment and Limited Waiver dated as of October 28, 2003, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.

                  The Borrower hereby notifies the Administrative Agent and the Lender Parties that on or about January 20, 2004 the Parent Guarantor intends to issue Series A Cumulative Redeemable Preferred Stock (the "PARENT PREFERRED STOCK") in an aggregate principal amount of up to $250,000,000. The Borrower represents and warrants that the Parent Preferred Stock will not constitute Redeemable Preferred Interests as defined in the Credit Agreement.

                  In connection with the offering of the Parent Preferred Stock, the Parent Guarantor, in accordance with the terms of the partnership agreement of the Borrower, will contribute or otherwise transfer the net proceeds of the sale of the Parent Preferred Stock to the Borrower, and the Borrower will issue to the Parent Guarantor Series A Cumulative Redeemable Preferred Units (the "BORROWER PREFERRED UNITS") with economic rights, preferences and other economic terms identical in all material respects to the terms of the Parent Preferred Stock. The Parent Guarantor shall not cause or permit the Borrower to redeem the Borrower Preferred Units unless the Parent Guarantor concurrently redeems the Parent Preferred Stock.

                  It is hereby agreed by you and us that the Credit Agreement is, effective as of the date of this Second Letter Amendment (this "SECOND LETTER AMENDMENT"), hereby amended as follows:

         A. Certain Defined Terms. Section 1.01 of the Credit Agreement is hereby amended as follows:

                  The definition of "DEBT" is amended by replacing clause (g) thereof with the following: "(g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests in such Person or any other Person (other than Preferred Interests that are issued by any Loan Party or Subsidiary thereof and classified as either equity or minority interests in accordance with GAAP) or any warrants, rights or options to acquire such capital stock,".

         B. Representations and Warranties of the Loan Parties. The last sentence of Section 4.01(a) of the Credit Agreement is hereby amended to read as follows: "All of the outstanding Equity Interests in the Parent Guarantor have been validly issued and are fully paid and non-assessable. The Parent Guarantor is the sole general partner of the Borrower, and all of the outstanding Equity Interests that the General Partner owns in the Borrower are owned by the General Partner free and clear of all Liens."

         C. Restricted Payments. Section 5.02(g) of the Credit Agreement is hereby amended by

                  1. deleting the words "or issue or sell any Equity Interests" in the sixth line thereof and

                  2. inserting, following the words "then the Parent Guarantor may" in the ninth line thereof, the following:

                                 "(A) redeem any of its Preferred Interests in connection with a refinancing thereof on terms and conditions, taken as a whole, not less favorable to the Parent Guarantor than the terms and conditions applicable to the Preferred Interests being refinanced or redeemed with the proceeds thereof, and (B)".

                  This Second Letter Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of (i) this Second Letter Amendment executed by the Borrower, the Administrative Agent and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Second Letter Amendment and (ii) the consent attached hereto executed by each Guarantor. This Second Letter Amendment is subject to the provisions of Section 9.01 of the Credit Agreement. The Borrower represents that the factual matters described herein are true and correct as of the date hereof.

                  The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Second Letter Amendment and any instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

                  On and after the effectiveness of this Second Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Second Letter Amendment.

                  The Credit Agreement (as specifically amended by this Second Letter Amendment), the Notes and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Second Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

                  If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Second Letter Amendment to Erin Z. Hussein of Shearman & Sterling LLP by facsimile (646-848-8615), with ten duplicate originals by overnight courier.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

                  This Second Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Second Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Second Letter Amendment.

                  This Second Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                               Very truly yours,

                               MAGUIRE PROPERTIES, L.P.
                               BY MAGUIRE PROPERTIES, INC., ITS GENERAL PARTNER

                                     By /s/ Dallas E. Lucas
                                       ________________________________________
                                        Name: Dallas E. Lucas
                                        Title: Executive V.P. and Chief
                                               Financial Officer

                       (SIGNATURES CONTINUED ON NEXT PAGE)

Agreed as of the date first above written:

CITICORP NORTH AMERICA, INC.,
as Administrative Agent and as a Lender

By /s/ Michael Chiopak
   -----------------------------------------
   Name:  Michael Chiopak
   Title: Vice President

WACHOVIA BANK, NA,
as a Lender

By /s/ Jeffrey B. Kelly
   -----------------------------------------
   Name:  Jeffrey B. Kelly
   Title: Managing Director

FLEET NATIONAL BANK,
as a Lender

By /s/ Bill Lamb
   -----------------------------------------
   Name:  Bill Lamb
   Title: Vice President

BANK ONE, NA,
as a Lender

By /s/ Charles Moffett
   -----------------------------------------
   Name:  Charles Moffett
   Title: Managing Director

CREDIT SUISSE FIRST BOSTON
CAYMAN ISLANDS BRANCH,
as a Lender

By /s/ Bill O'Daly
   -----------------------------------------
   Name:  Bill O'Daly
   Title: Director

By /s/ Cassandra Droogan
   -----------------------------------------
   Name:  Cassandra Droogan
   Title: Associate

                       (SIGNATURES CONTINUED ON NEXT PAGE)

COMMERZBANK AG,
NEW YORK AND GRAND CAYMAN BRANCHES,
as a Lender

By /s/ R. William Knickerbocker
   _________________________________________
   Name:  R. William Knickerbocker
   Title: Vice President

By /s/ E. Marcus Perry
   _________________________________________
   Name:  E. Marcus Perry
   Title: Assistant Vice President

BANK OF AMERICA, N.A.,
as a Lender

By _________________________________________
   Name:
   Title:

UBS AG, CAYMAN ISLANDS BRANCH,
as a Lender

By /s/ William A. Roche
   _________________________________________
   Name:  William A. Roche
   Title: Executive Director

By /s/ Patricia O'Kicki
   _________________________________________
   Name:  Patricia O'Kicki
   Title: Director

BANK OF THE WEST,
as a Lender

By /s/ Jake Little
   _________________________________________
   Name:  Jake Little
   Title: Syndications Officer

                                     CONSENT

Dated as of January 8, 2004

Each of the undersigned, as Guarantor under the Guaranty set forth in Article VII of the Credit Agreement dated as of June 27, 2003, as amended by that certain First Letter Amendment and Limited Waiver dated as of October 28, 2003, in favor of the Administrative Agent, for its benefit and the benefit of the Lender Parties party to the Credit Agreement referred to in the foregoing Second Letter Amendment, hereby consents to such Second Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Second Letter Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Second Letter Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified by such Second Letter Amendment.

                              MAGUIRE PROPERTIES, INC.

                              By /s/ Dallas E. Lucas
                                 ---------------------------------------------
                                 Name:  Dallas E. Lucas
                                 Title: Executive V.P. and Chief Financial
                                        Officer

                              MAGUIRE PROPERTIES SERVICES, INC.

                              By /s/ Dallas E. Lucas
                                 ---------------------------------------------
                                 Name:  Dallas E. Lucas
                                 Title: Executive V.P. and Chief Financial
                                        Officer

                              MAGUIRE PROPERTIES-SOLANA SERVICES, L.P.
                              BY MP-SOLANA SERVICES GP, LLC, ITS GENERAL PARTNER BY MAGUIRE PROPERTIES SERVICES, INC., ITS MEMBER

                              By /s/ Dallas E. Lucas
                                 ---------------------------------------------
                                 Name:  Dallas E. Lucas
                                 Title: Executive V.P. and Chief Financial
                                        Officer

                              MP-SOLANA SERVICES GP, LLC
                              BY MAGUIRE PROPERTIES SERVICES, INC., ITS MEMBER

                              By /s/ Dallas E. Lucas
                                 ---------------------------------------------
                                 Name:  Dallas E. Lucas
                                 Title: Executive V.P. and Chief Financial
                                        Officer

                       (SIGNATURES CONTINUED ON NEXT PAGE)

                            MP-SOLANA SERVICES LP, LLC
                            BY MAGUIRE PROPERTIES SERVICES, INC., ITS MEMBER

                            By /s/ Dallas E. Lucas
                               ______________________________________________
                               Name: Dallas E. Lucas
                               Title: Executive V.P. and Chief Financial Officer

                            MAGUIRE/CERRITOS I, LLC
                            BY MAGUIRE PROPERTIES, L.P., ITS MEMBER
                            BY MAGUIRE PROPERTIES, INC., ITS GENERAL PARTNER

                            By /s/ Dallas E. Lucas
                               ______________________________________________
                               Name: Dallas E. Lucas
                               Title: Executive V.P. and Chief Financial Officer

                            MAGUIRE PARTNERS-GLENDALE II, LLC
                            BY MAGUIRE PROPERTIES, L.P., ITS MEMBER
                            BY MAGUIRE PROPERTIES, INC., ITS GENERAL PARTNER

                            By /s/ Dallas E. Lucas
                               ______________________________________________
                               Name: Dallas E. Lucas
                               Title: Executive V.P. and Chief Financial Officer

                            MAGUIRE PARTNERS-PLAZA LAS FUENTES, LLC
                            BY MAGUIRE PROPERTIES, L.P., ITS MEMBER
                            BY MAGUIRE PROPERTIES, INC., ITS GENERAL PARTNER

                            By /s/ Dallas E. Lucas
                               ______________________________________________
                               Name: Dallas E. Lucas
                               Title: Executive V.P. and Chief Financial Officer

                            MAGUIRE PROPERTIES-GLENDALE, LLC
                            BY MAGUIRE PROPERTIES, L.P., ITS MEMBER
                            BY MAGUIRE PROPERTIES, INC., ITS GENERAL PARTNER

                            By /s/ Dallas E. Lucas
                               ______________________________________________
                               Name: Dallas E. Lucas
                               Title: Executive V.P. and Chief Financial Officer

                                     CONSENT

                                             Dated as of January 8, 2004

CITICORP NORTH AMERICA, INC.,
as Administrative Agent
2 Penns Way
Suite 200
New Castle, Delaware 19720

                  RE:      MAGUIRE PROPERTIES, L.P. CREDIT FACILITY

Ladies and Gentlemen:

                  Reference is made to the Credit Agreement dated as of June 27, 2003 by and among Maguire Properties, L.P. (the "BORROWER"); Maguire Properties, Inc. (the "PARENT GUARANTOR") and the subsidiaries of the Borrower listed therein as subsidiary guarantors, or added thereto pursuant to execution of a Guaranty Supplement, as guarantors; Citicorp North America, Inc. ("CNAI"), as administrative agent (the "ADMINISTRATIVE AGENT"); the financial institutions identified therein as lender parties (the "LENDER PARTIES"); CNAI, as collateral agent for the Lender Parties; Wachovia Securities, Inc. ("WSI"), as syndication agent; Bank One, NA, Commerzbank AG and Fleet National Bank, as co-documentation agents; and Bank of the West, as senior managing agent, with Citigroup Global Markets Inc. and WSI, as joint lead arrangers and joint book running managers (as amended by the First Letter Amendment and Limited Waiver dated as of October 28, 2003, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.

                  As you know, on or about January 20, 2004, the Parent Guarantor intends to issue Series A Cumulative Redeemable Preferred Stock (the "PARENT PREFERRED STOCK") in an aggregate principal amount of up to $250,000,000. In connection with the offering of the Parent Preferred Stock, the Parent Guarantor, in accordance with the terms of the partnership agreement of the Borrower, will contribute or otherwise transfer the net proceeds of the sale of the Parent Preferred Stock to the Borrower, and the Borrower will issue to the Parent Guarantor Series A Cumulative Redeemable Preferred Units (the "BORROWER PREFERRED UNITS") with economic rights, preferences and other economic terms identical in all material respects to the terms of the Parent Preferred Stock.

                  The Borrower hereby notifies the Administrative Agent that, in connection with the issuance of the Parent Preferred Stock and the Borrower Preferred Units, the Parent Guarantor will be required to enter into articles supplementary to its certificate of incorporation substantially similar in all material ways to the form attached hereto as Exhibit A and the Borrower will be required to amend and restate its limited partnership agreement substantially similar in all material ways to the form attached hereto as Exhibit B. Pursuant to Section 5.02(h) of the Credit Agreement, the Borrower hereby requests that the Administrative Agent consent to such amendments.

                  In consideration of the mutual undertakings herein expressed, the Administrative Agent hereby consents to (i) the Parent Guarantor's entering into articles supplementary to its certificate of incorporation in the form attached hereto as Exhibit A and (ii) the amendment and restatement by the Borrower of its limited partnership agreement in the form attached hereto as Exhibit B.

                  Further, pursuant to Section 5.02(n) of the Credit Agreement, the Administrative Agent hereby acknowledges that the equity Investment represented by the Borrower Preferred Units (i) is on terms acceptable to the Administrative Agent and (ii) is evidenced by instruments in form and substance satisfactory to the Administrative Agent.

                  In addition, the Administrative Agent hereby agrees, so long as (A) no Default of the type described in Section 6.01(a) or (e) of the Credit Agreement shall have occurred and be continuing, (B) the Notes and all interest and other amounts payable under Loan Documents shall not have been declared due and payable pursuant to Section 6.01 of the Credit Agreement and (C) the proceeds of the Borrower Preferred Units are immediately paid over to the holders of the Parent Preferred Stock to pay dividends with respect to or to redeem the Parent Preferred Stock, (i) notwithstanding Section 7.07(b) of the Credit Agreement, the Parent Guarantor may demand, accept or take any action to collect and receive any payment on account of the Borrower Preferred Units in connection with the concurrent payment of dividends with respect to or redemption of the Parent Preferred Stock, (ii) pursuant to Section 7.07(d) of the Credit Agreement, that the Administrative Agent will not request the Parent Guarantor to collect, enforce or receive payments on account of the Guaranteed Obligations and (iii) pursuant to Section 7.07(e) of the Credit Agreement, that the Administrative Agent will not collect and enforce, or submit claims in respect of, the Borrower Preferred Units or require the Parent Guarantor (Y) to collect and enforce, or submit claims in respect of, the Borrower Preferred Units or (Z) to pay any amounts received on such obligations to the Administrative Agent for application to the Borrower Preferred Units or to deliver such payments to the Administrative Agent on account of the Guaranteed Obligations.

                  The consents and agreements set forth herein shall be limited precisely as written, and nothing in this Consent shall be deemed to constitute a waiver of any other term, provision or condition of the Credit Agreement, any of the other Loan Documents or any other instrument or agreement referred to therein.

                  This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

                               Very truly yours,

                               MAGUIRE PROPERTIES, L.P.
                               BY MAGUIRE PROPERTIES, INC., ITS GENERAL PARTNER

                                    By /s/ Dallas E. Lucas
                                      ________________________________
                                      Name:  Dallas E. Lucas
                                      Title: Executive V.P. and
                                               Chief Financial Officer

Agreed as of the date first above written:

CITICORP NORTH AMERICA, INC.,
as Administrative Agent

By /s/ Michael Chiopak
  _____________________________
  Name:  Michael Chiopak
  Title: Vice President